                                                                  EXHIBIT 10.8.5

                              ASSUMPTION AGREEMENT


          THIS ASSUMPTION AGREEMENT ("Agreement") is entered into as of the 15th day of August, 1996, by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), and AKGI-SINT MAARTEN, N.V., a Netherlands Antilles corporation with limited liability ("AKGI").

                                R E C I T A L S

          A. Lender and AKGI-Royal Palm, C.V.o.a., a Netherlands Antilles limited partnership ("Royal Palm"), entered into that Loan and Security Agreement dated as of July 12, 1995, pursuant to which Lender agreed to make to Royal Palm an acquisition and development loan (the "Royal Palm A&D Loan") and a receivables loan (the "Royal Palm Receivables Loan"). The Loan and Security Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing, is hereinafter collectively referred to as the "Royal Palm Loan Agreement." The obligations of Royal Palm under the Royal Palm A&D Loan and the Royal Palm Receivables Loan are guaranteed by AKGI pursuant to that Corporate Guarantee Agreement dated as of July 12, 1995 (the "Royal Palm Guarantee").

          B. Lender and AKGI-Flamingo, C.V.o.a., a Netherlands Antilles limited partnership ("Flamingo"), entered into that Loan and Security Agreement dated as of September 1, 1995, pursuant to which Lender agreed to make to Flamingo an acquisition and development loan (the "Flamingo A&D Loan") and a receivables loan (the "Flamingo Receivables Loan"). The Loan and Security Agreement, together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing, is hereinafter collectively referred to as the "Flamingo Loan Agreement." The obligations of Flamingo under the Flamingo A&D Loan and the Flamingo Receivables Loan are guaranteed by AKGI pursuant to the terms and conditions of that Corporate Guarantee Agreement dated as of September 1, 1995 (the "Flamingo Guarantee").

          C. Signature Resorts, Inc. ("Signature") was incorporated in Maryland in May of 1996 to effect a consolidation of transactions in connection with an initial public offering of stock in Signature. As part of the consolidation of transactions (hereinafter collectively referred to as the "Consolidation Transactions"), and pursuant to that Private Placement Memorandum dated as of May 28, 1996 (the "Consent Solicitation"), Signature solicited and received the consent and agreement of the general partners and limited partners of Royal Palm and Flamingo to exchange their respective interests in Royal Palm and Flamingo for shares of common stock in Signature. As a result of the Consolidation Transactions, all of the outstanding shares of stock of AKGI will be transferred to and held by Signature, and Royal Palm and Flamingo will be dissolved into AKGI (the "AKGI Merger"). As a result of the AKGI Merger as described in the Deed of Acknowledgment executed in connection with Royal Palm of approximately even date herewith (the "Royal Palm Deed of Acknowledgment") and in the Deed of Acknowledgment executed in connection with Flamingo of approximately even date herewith (the "Flamingo Deed of Acknowledgment"), AKGI will succeed as a matter of law to all rights and privileges of Royal Palm and Flamingo and become directly responsible and liable for all liabilities and obligations of Royal Palm and Flamingo.

          D. AKGI and Lender now desire and intend by this Agreement to confirm the rights, obligations and liabilities of AKGI (as the successor to Royal Palm and Flamingo), as the Borrower under the Royal Palm A&D Loan, the Royal Palm Receivables Loan, the Flamingo A&D Loan, the Flamingo Receivables Loan, the Royal Palm Loan Agreement and the Flamingo Loan Agreement.

          NOW, THEREFORE, in consideration of the foregoing Recitals and all covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and AKGI hereby state, confirm and agree as follows:

                               A G R E E M E N T

     1.   ASSUMPTION OF ROYAL PALM A&D LOAN AND ROYAL PALM RECEIVABLES LOAN.
          -----------------------------------------------------------------

          1.1  Definitions.  Unless specifically defined herein, all initial
               -----------
     capitalized terms used in this SECTION 1 shall have the same meaning as set forth in the Royal Palm Loan Agreement. The following terms shall have the meanings ascribed to them below:

               1.1.1 "Royal Palm Loan Documents" shall mean, collectively, the Royal Palm Loan Agreement, the Royal Palm Receivables Loan Agreement and the Documents (as defined in the Royal Palm Receivables Loan Agreement), together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing.

               1.1.2 "Royal Palm Obligations" shall mean and refer to each and every obligation, duty, covenant, undertaking and condition which Royal Palm is required or has agreed to perform under the Royal Palm Loan Documents, and each and every other obligation of Royal Palm under the Royal Palm A&D Loan and the Royal Palm Receivables Loan now or hereafter owing to Lender.

          1.2  Assumption of Royal Palm Obligations.  AKGI hereby confirms that,
               ------------------------------------
     pursuant to the Royal Palm Deed of Acknowledgment, it has assumed and by these presents hereby assumes all obligations of Royal Palm under the Royal Palm Loan Documents for the payment of the Royal Palm A&D Loan and the Royal Palm Receivables Loan and any and all other indebtedness created or evidenced thereby and for the performance and observance of all the covenants, provisions, representations, warranties and agreements of the Borrower under the Royal Palm Loan Documents as if AKGI were an original party thereto.

          1.3  Consent by Lender.  Lender hereby consents to the transfer to and
               -----------------
     assumption by AKGI of all of the Royal Palm Obligations and Lender hereby agrees from and after the date hereof to recognize AKGI as the "Borrower" under the Royal Palm Loan Documents. Such consent shall not constitute a consent to any further transfer or assignment of the Royal Palm Obligations or for any other transfer, assignment or transaction for which Lender's consent is required under the Royal Palm Loan Documents.

          1.4  Representations, Warranties, Acknowledgments, Covenants and
               -----------------------------------------------------------
     Agreements Relating to the Royal Palm A&D Loan and the Royal Palm
     -----------------------------------------------------------------
     Receivables Loan.  As a material inducement to Lender to enter into this
     ----------------
     Agreement, and acknowledging Lender's reliance upon the truth and accuracy thereof, and in addition to the representations, warranties, acknowledgments, covenants and agreements set forth in SECTION 3 below, AKGI hereby represents, warrants, acknowledges, covenants and agrees that:

               1.4.1  The Royal Palm Obligations are just and owing.

               1.4.2 The obligation of AKGI to repay and perform the Royal Palm Obligations is absolute, irrevocable and unconditional and there exists no right of setoff or recoupment, counterclaim or defense of any nature whatsoever to the payment and performance of the Royal Palm Obligations.

               1.4.3 AKGI hereby ratifies, reaffirms, acknowledges and agrees that the Royal Palm Obligations and the Royal Palm Loan Documents represent the valid, enforceable and collectible obligations of AKGI and, as of the date hereof, there exists no claims or defenses (personal or otherwise) whatsoever with respect to the Royal Palm Obligations. AKGI further acknowledges and represents that no event has occurred and no condition exists that, after notice or lapse or time, or both, would constitute a default under the Royal Palm Loan Documents.

               1.4.4 AKGI and Lender acknowledge and agree that all terms, conditions and provisions of the Royal Palm Loan Documents are continued in full force and effect and remain unaffected and unchanged except as may be modified or amended by this Agreement; this Agreement in no way acts as a release or relinquishment of, and in no way affects, the liens, security interests and rights created by or arising under any of the Royal Palm Loan Documents or the priority thereof. Such liens, security interests and rights are hereby ratified, confirmed, renewed and extended in all respects.

               1.4.5 That lien of attachment recorded by Elliston Securities Ltd. on October 30, 1995 with respect to the Real Property described in the Royal Palm Loan Agreement is a "conservatory attachment" and the plaintiff in such action has not yet obtained a judgment against the Borrower under the Royal Palm Loan Agreement or against the Real Property described therein.

          1.5  Amendments and Modifications to Royal Palm Loan Documents.  The
               ---------------------------------------------------------
     Royal Palm Loan Documents are hereby amended and modified in the following respects:

               1.5.1 The following defined term is hereby added to the "Definitions" section of the Royal Palm Loan Agreement:

          "'Assumption Agreement' shall mean that Assumption Agreement executed by AKGI-Sint Maarten, N.V., a Netherlands Antilles corporation, and FINOVA Capital Corporation, a Delaware corporation, and dated as of August 15, 1996."

               1.5.2 All references in the Royal Palm Loan Documents to the term "Borrower" shall hereinafter be deemed to mean and refer to AKGI.


               1.5.3 The term "Obligations" as defined in the "Definitions" section of the Royal Palm Loan Agreement and used in the Royal Palm Loan Documents is hereby amended and modified to read as follows:

          "'Obligations' shall mean each and every obligation, duty, covenant, undertaking and condition which Borrower is required or has agreed to perform under the Documents and each and every other obligation of Borrower now or hereafter owing to Lender, including, without limitation, the obligations of Borrower as the Guarantor under that Corporate Guarantee Agreement dated as of August 15, 1996 executed by Borrower in favor of Lender."

               1.5.4 Section 8.1(a) of the Royal Palm Loan Agreement is hereby modified and restated in its entirety to read as follows:

          "Borrower is, and will continue to be during the Term hereof, a corporation duly organized, validly existing and in good standing under the laws of the Netherlands Antilles and Delaware and is, and will continue to be during the Term hereof, qualified to do business and in good standing in each jurisdiction in which it is selling Time-Share Interests or where the location or nature of its properties or business makes such qualification necessary (except where failure to do so would not adversely affect Lender's ability to realize upon the Receivables Collateral, Real Estate Collateral or any other security for the Performance of the Obligations or materially adversely affect the business or financial condition of Borrower or the ability of Borrower to complete Performance of the Obligations). Borrower has, and will continue to have, powers adequate for making and performing under the Documents, for undertaking and performing the Obligations and for carrying on its business and owning its property."

               1.5.5 Section 8.22(a) of the Royal Palm Loan Agreement is hereby amended and modified in its entirety to read as follows:

          "At the end of each fiscal quarter of Borrower, Borrower shall maintain a net worth, calculated in accordance with GAAP of at least U.S. $2,000,000.00. The foregoing covenant shall be tested quarterly beginning with the quarter-year ending December 31, 1995."

               1.5.6 The first sentence of Section 8.22(c) of the Royal Palm Loan Agreement is hereby amended and modified in its entirety to read as follows:

          "Borrower's general and administrative expenses with respect to the Project shall not exceed ten percent (10%) of Net Sales."

               1.5.7 The following provision is hereby added as Section 9.1(n) of the Royal Palm Loan Agreement:

          "(n) The occurrence of an 'Event of Default' under the Flamingo Loan Agreement (as defined in the Assumption Agreement)."

     2.   Assumption of Flamingo A&D Loan and Flamingo Receivables Loan.
          -------------------------------------------------------------

          2.1  Definitions.  Unless specifically defined herein, all initial
               -----------
     capitalized terms used in this SECTION 2 shall have the same meaning as set forth in the Flamingo Loan Agreement. The following terms shall have the meanings ascribed to them below:

               2.1.1 "Flamingo Loan Documents" shall mean, collectively, the Flamingo Loan Agreement and the Documents (as such Documents are defined in the Flamingo Loan Agreement), together with any and all renewals, extensions, amendments, replacements, restatements, supplements or modifications, whether now or hereafter existing.

               2.1.2 "Flamingo Obligations" shall mean and refer to each and every obligation, duty, covenant, undertaking and condition which Flamingo is required or has agreed to perform under the Flamingo Loan Documents, and each and every other obligation of Flamingo under the Flamingo A&D Loan and the Flamingo Receivables Loan now or hereafter owing to Lender.

          2.2  Assumption of Flamingo Obligations.  AKGI hereby confirms that,
               ----------------------------------
     pursuant to the Flamingo Deed of Acknowledgment, it has assumed and by these presents hereby assumes all obligations of Flamingo under the Flamingo Loan Documents for the payment of the Flamingo A&D Loan and the Flamingo Receivables Loan and any and all other indebtedness created or evidenced thereby and for the performance and observance of all the covenants, provisions, representations, warranties and agreements of the Borrower under the Flamingo Loan Documents as if AKGI were an original party thereto.

          2.3  Consent by Lender.  Lender hereby consents to the transfer to and
               -----------------
     assumption by AKGI of all of the Flamingo Obligations and Lender hereby agrees from and after the date hereof to recognize AKGI as the "Borrower" under the Flamingo Loan Documents. Such consent shall not constitute a consent to any further transfer or assignment of the Flamingo Obligations or for any other transfer, assignment or transaction for which Lender's consent is required under the Flamingo Loan Documents.

          2.4  Representations, Warranties, Acknowledgments, Covenants and
               -----------------------------------------------------------
     Agreements Relating to the Flamingo A&D Loan and Flamingo Receivables Loan.
     --------------------------------------------------------------------------
     As a material inducement to Lender to enter into this Agreement, and acknowledging Lender's reliance upon the truth and accuracy thereof, and in addition to the representations, warranties, acknowledgments, covenants and agreements set forth in SECTION 3 below, AKGI hereby represents, warrants, acknowledges, covenants and agrees that:

               2.4.1  The Flamingo Obligations are just and owing.

               2.4.2 The obligation of AKGI to repay and perform the Flamingo Obligations is absolute, irrevocable and unconditional and there exists no right of setoff or recoupment, counterclaim or defense of any nature whatsoever to the payment and performance of the Flamingo Obligations.

               2.4.3 AKGI hereby ratifies, reaffirms, acknowledges and agrees that the Flamingo Obligations and the Flamingo Loan Documents represent the valid, enforceable and collectible obligations of AKGI and, as of the date hereof, there exists no claims or defenses (personal or otherwise) whatsoever with respect to the Flamingo Obligations. AKGI further acknowledges and represents that no event has occurred and no condition exists that, after notice or lapse or time, or both, would constitute a default under the Flamingo Loan Documents.

               2.4.4 AKGI and Lender acknowledge and agree that all terms, conditions and provisions of the Flamingo Loan Documents are continued in full force and effect and remain unaffected and unchanged except as may be modified or amended hereby; this Agreement in no way acts as a release or relinquishment of, and in no way affects, the liens, security interests and rights created by or arising under any of the Flamingo Loan Documents or the priority thereof. Such liens, security interests and rights are hereby ratified, confirmed, renewed and extended in all respects.

          2.5  Amendments and Modifications to the Flamingo Loan Documents.  The
               -----------------------------------------------------------
     Flamingo Loan Documents are hereby amended and modified in the following respects:

               2.5.1 The following defined term is hereby added to the "Definitions" section of the Flamingo Loan Agreement:

          "'Assumption Agreement' shall mean that Assumption Agreement executed by AKGI-Sint Maarten, N.V., a Netherlands Antilles corporation, and FINOVA Capital Corporation, a Delaware corporation, and dated as of August 15, 1996."

               2.5.2 All references in the Flamingo Loan Documents to the term "Borrower" shall be deemed to mean and refer to AKGI.

               2.5.3 The term "Obligations" as defined in the "Definitions" section of the Flamingo Loan Agreement and used in the Flamingo Loan Documents is hereby amended and modified to read as follows:

          "'Obligations' shall mean each and every obligation, duty, covenant, undertaking and condition which Borrower is required or has agreed to perform under the Documents and each and every other obligation of Borrower now or hereafter owing to Lender, including, without limitation, the obligations of Borrower as the Guarantor under that Corporate Guarantee Agreement dated as of August 15, 1996, executed by Borrower in favor of Lender."

          2.5.4 Section 8.1(a) of the Flamingo Loan Agreement is hereby modified in its entirety to read as follows:

          "Borrower is, and will continue to be during the Term hereof, a corporation duly organized, validly existing and in good standing under the laws of the Netherlands Antilles and Delaware and is, and will continue to be during the Term hereof, qualified to do business and in good business in each jurisdiction in which it is selling Time-Share Interests or where the location or nature of its properties or business make such qualification necessary (except where failure to do so would not adversely affect Lender's ability to realize upon the Receivables Collateral, the Real Estate Collateral or any other security for the Performance of the Obligations or materially adversely affect the business or financial condition of Borrower or the ability of Borrower to complete the Performance of the Obligations). Borrower has, and will continue to have, powers adequate for making and performing under the Documents, for undertaking and performing the Obligations and for carrying on its business and owning its property."

               2.5.5 Section 8.22(a) of the Flamingo Loan Agreement is hereby amended and modified in its entirety to read as follows:

          "As of the end of each fiscal quarter of Borrower, Borrower shall maintain a net worth, calculated in accordance with GAAP, of at least U.S. $2,000,000.00. The foregoing covenant shall be tested quarterly beginning with the quarter-year ending December 31, 1995."

               2.5.6 The first sentence of Section 8.22(c) of the Flamingo Loan Agreement is hereby amended and modified in its entirety to read as follows:

          "Borrower's general and administrative expenses with respect to the Project shall not exceed ten percent (10%) of Net Sales."

               2.5.7 The following provision is hereby added as Section 9.1(n) of the Flamingo Loan Agreement:

          "(n) The occurrence of an 'Event of Default' under the Royal Palm Agreement (as defined in the Assumption Agreement)."

     3.   Additional Representations, Warranties, Acknowledgments, Covenants and
          ----------------------------------------------------------------------
     Agreements of AKGI.
     ------------------

          As a material inducement to Lender to enter into and grant the consents set forth in this Agreement, and acknowledging Lender's reliance upon the truth and accuracy thereof, and AKGI's agreement to act in accordance herewith, AKGI hereby represents, warrants, acknowledges, covenants and agrees that:

          3.1  The Recitals set forth in this Agreement are true and correct.

          3.2 This Agreement has been executed in conjunction with the Flamingo Deed of Acknowledgment and the Royal Palm Deed of Acknowledgment, and this Agreement and all other documents and instruments executed by AKGI in connection or conjunction herewith have been authorized by all necessary action and, when executed, will, to the best of their knowledge, be the legal, valid and binding obligations of AKGI enforceable against AKGI in accordance with their respective terms.

          3.3 AKGI's execution, delivery and performance of this Agreement will not (a) violate any law, rule, regulation or court order to which AKGI is subject, (b) conflict with or result in a breach of AKGI's Articles of Incorporation or Bylaws or any agreement or instrument to which AKGI is a party or by which it or its properties are bound, or (c) result in the creation or imposition of any lien, security interest or encumbrance on any property, whether now owned or hereafter acquired, other than the liens in favor of Lender.

          3.4 AKGI is a corporation, validly existing and in good standing under the laws of the Netherlands Antilles and under the laws of the State of Delaware. AKGI is, and will remain so during any period of time it has any outstanding obligations to Lender, qualified to do business and in good standing in each jurisdiction where AKGI is doing business or where the location or nature of the properties or business of AKGI make such qualification necessary.

          3.5 AKGI and its Related Entities (as hereinafter defined) shall, during any period of time in which any of the Royal Palm Obligations and/or the Flamingo Obligations remain outstanding, each maintain separate internally-prepared financial statements with respect to the separate operations of such entities and each of their respective properties, notwithstanding that AKGI and its Related Entities may maintain consolidated financial statements for other purposes.

          3.6 Neither AKGI nor any Related Entities have paid or shall pay any secured or unsecured debts or obligations of the other, except to the extent that such obligations also constitute direct, contractual obligations of AKGI or any Related Entity under a guarantee or otherwise.

          3.7 Other than distributions to shareholders or partners and repayment of bona fide debt owed to a Related Entity, AKGI shall not transfer any funds to or accept a transfer of any funds from any Related Entity without contemporaneous written documentation clearly identifying that the transfer constitutes a loan or capital investment and, if the transfer is a loan, the specific repayment terms thereof.

          3.8 AKGI has not taken and shall not take any action or omit to take any action that could reasonably be expected to cause its creditors or the creditors of any Related Entity to be confused as to which entity the creditor is dealing with.

          3.9 AKGI and all Related Entities were adequately capitalized as of the date of their creation or organization and shall continue to remain adequately capitalized so long as any obligations of AKGI remain outstanding to Lender.

          3.10 Insofar as is necessary, AKGI will not be subrogated to the rights of Lender against either of Royal Palm or Flamingo.

          For the purposes of this Agreement, the term "Related Entities" shall mean any corporation, partnership, limited liability company or other entity of which AKGI owns a controlling interest or otherwise controls, either directly or indirectly, the operations of such entity, and any corporation, partnership, limited liability company or other entity which owns a controlling interest in or otherwise controls, either directly or indirectly, the operations of AKGI. For the purposes of this Agreement, the following entities shall be deemed to be "Related Entities" of AKGI:
     Signature Resorts, Inc., a Maryland corporation; Grand Beach Resort, Limited Partnership, a Georgia limited partnership; Port Royal Resort, L.P., a South Carolina limited partnership; Lake Tahoe Resort Partners, L.L.C., a California limited liability company; and Kabushiki Gaisha Kei, L.L.C., a California limited liability company. Each of the representations, warranties, acknowledgments, covenants and agreements set forth in this SECTION 3 shall be deemed to be a part of the covenants and obligations of AKGI as Borrower under the Royal Palm A&D Loan, the Royal Palm Receivables Loan, the Flamingo A&D Loan and the Flamingo Receivables Loan as if the same were set forth in their entirety in the Royal Palm Loan Documents and the Flamingo Loan Documents.

     4.   CONDITIONS SUBSEQUENT.
          ---------------------

          The consent and obligations of Lender under this Agreement are subject to the satisfaction of the following express conditions subsequent within the applicable time periods hereinafter set forth:

          4.1 Within thirty (30) days after the date of this Agreement, AKGI shall have caused to be executed and recorded Deeds of Mortgage in favor of Lender with respect to the Real Property described in each of the Royal Palm Loan Agreement and Flamingo Loan Agreement with such evidence as may be required by Lender (which evidence shall be a certification from a Netherlands Antilles civil notary) that such Deeds of Mortgage constitute a lien upon the real property in a first priority position (subject only to such matters as are acceptable to Lender) upon the real property described therein. AKGI hereby agrees that Lender shall have no obligations to make any further Advances under the Royal Palm Loan Agreement or the Flamingo Loan Agreement until such time as Lender has received evidence satisfactory to Lender that such Deeds of Mortgage are of record and continue to evidence a first priority position upon the real property described therein. In the event that such evidence is not received by Lender within thirty (30) days after the date of this Agreement within which to provide such evidence to Lender, but Lender shall have no further obligation to make any Advances under the Royal Palm Loan Agreement or the Flamingo Loan Agreement until such evidence is received by Lender.

          4.2 On or before August 29, 1996, and as a condition precedent to Lender's obligation to make any further Advances under the Royal Palm Loan Agreement or the Flamingo Loan Agreement, Borrower shall deliver to Lender a permit from the Netherlands Antilles Central Bank with respect to AKGI's incurring of and servicing the Royal Palm Receivables Loan and the Flamingo Receivables Loan in form satisfactory to Lender. AKGI shall indemnify, defend and hold harmless Lender from and against any and all loss, costs, damages or expenses incurred as a result of the failure of AKGI to obtain such bank permits.

          4.3 Lender shall have received duly-executed UCC Financing Statement Change forms or new UCC Financing Statements as Lender may require to continue perfection of all security interests in favor of Lender, within thirty (30) days after AKGI's receipt of such terms or statements from Lender.

          4.4 On or before August 26, 1996, Borrower agrees to take whatever steps are necessary or appropriate under the laws of the Netherlands Antilles N.V. in order to remove as a lien against the real property (the "Royal Palm Property") which is the subject matter of the Royal Palm Loan Agreement, the present attachments in favor of Elliston Securities and Mr.
     J. Schena and Mrs. M. Schena (collectively, the "Attachments"). Borrower agrees to indemnify and hold Lender harmless from all loss or liability to Lender as a result of the existence of the Attachments. Borrower represents and warrants to Lender that the Attachments are "conservatory attachments", rather than "execution attachments" and that the holder of the Attachments has not and will not within a period earlier than thirty
     (30) days from the date hereof, obtain a judgment against Borrower arising out of the matter which is the subject of the Attachments. Until such time as the Attachments have been removed as a lien against the Royal Palm Property, Lender has no obligation to make any advances under the Royal Palm Loan Agreement.

     5.   GENERAL.
          -------

          5.1 AKGI shall execute and deliver such additional documents and do such further acts as Lender may reasonably require to fully implement the intent of this Agreement.

          5.2 AKGI shall pay all costs and expenses including, but not limited to, recording fees, title insurance premiums and reasonable attorney's fees incurred by Lender in connection herewith, whether or not all of the conditions described in this paragraph are satisfied.

          5.3 This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their heirs, personal representatives, successors and assigns.

          5.4 This Agreement shall be governed and construed in accordance with the laws of the State of Arizona.

     [Signature page of FINOVA/AKGI Assumption Agreement]


          IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

                                   FINOVA CAPITAL CORPORATION,
                                   a Delaware corporation


                                   By:_____________________________

                                     Its:__________________________


                                   AKGI-SINT MAARTEN, N.V.,
                                   a Netherlands Antilles corporation


                                   By:_____________________________

                                     Its:__________________________